Fees Summary	Apr. 16, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ (0)
Total Fee Amount	3,740.14
Total Transaction Valuation	27,082,868.30
Total Offset Amount	(0)
Net Fee	$ 3,740.14